Asset Sales, Impairments and Exploration Expenses	12 Months Ended
Dec. 31, 2017
Extractive Industries [Abstract]
Asset Sales,Other Expenses and Exploration Expenses
Asset Sales, Other Expenses and Exploration Expenses
Asset Sales
2017
Net gain on sales of assets for the year ended December 31, 2017 primarily reflect total gains of $103 million from exchanges of leasehold acreage in the Permian Basin, $48 million from the recognition of deferred gains related to the completion of commitments from the sale of a North Dakota gathering system in 2015 as discussed below, and $8 million recognized on the sales of certain Green River Basin and Appalachian Basin assets.
In conjunction with exchanges of leasehold, we estimated the fair value of the leasehold through discounted cash flow models and consideration of market data. Our estimates and assumptions include future commodity prices, projection of estimated quantities of oil and natural gas reserves, expectations for future development and operating costs and risk adjusted discount rates, all of which are Level 3 inputs.
2016
During July 2016, we completed the divestment of the remaining transportation contracts primarily related to our Piceance Basin operations which eliminated certain pipeline capacity obligations held by our marketing company, which were not included in the Piceance Basin divestment to Terra. The total remaining commitments related to these contracts for the remainder of 2016 and thereafter were approximately $400 million. As a result of the divestments and net payment of $238 million, we recorded a net loss of $238 million in third-quarter 2016.
2015
During the fourth quarter of 2015, we completed the sale of a North Dakota gathering system for approximately $185 million, subject to closing adjustments. Under the terms of the agreement, a subsidiary of the buyer, Midstream Capital Partners, will manage the overall system and we will operate, at the direction of the owner, the system for a two year initial term and any renewal terms. Under the terms of the agreement, we are required to complete certain future construction obligations. As a result of this transaction, we recorded a net gain of $70 million in fourth-quarter 2015. See Note 8 for liabilities accrued for future construction and deferred gain related to these obligations.
During May 2015, WPX completed the sale of a package of marketing contracts and release of certain related firm transportation capacity in the Northeast for approximately $209 million in cash. The transaction released us from various long-term natural gas purchase and sales obligations and approximately $390 million in future demand payment obligations associated with the transport position. As a result of this transaction, we recorded a net gain of $209 million in second-quarter 2015 on these executory contracts.
During the first quarter of 2015, we sold a portion of our Appalachian Basin operations and released certain firm transportation capacity to Southwestern Energy Company (NYSE: SWN) for approximately $288 million, subject to post-closing adjustments. Including an estimate of post-closing adjustments of $17 million, we recorded a net gain of $69 million in first-quarter 2015. The assets were primarily located in the Appalachian Basin in Susquehanna County, Pennsylvania. The transaction also included the release of firm transportation capacity that we had under contract in the Northeast, primarily with Millennium Pipeline. Upon the transfer of the firm capacity, we were released from approximately $24 million per year in annual demand obligations associated with the transport.
Other Expenses
In December 2015, we plugged and abandoned the remaining wells serviced by a certain natural gas gathering system in the Appalachian Basin. As a result, we recorded approximately $23 million associated with the net present value of future obligations under the gathering agreement which is included in other—net on the Consolidated Statements of Operations.
During the first quarter of 2015, we executed a termination and settlement agreement to release us from a crude oil transportation and sales agreement in anticipation of entering into a different agreement with another third party with more favorable terms. As a result of this contract termination and settlement, we recorded an expense of approximately $22 million which is included in other—net on the Consolidated Statements of Operations.
Exploration Expenses
The following table presents a summary of exploration expenses.

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Unproved leasehold property impairments, amortization and expiration	$84	$22	$36
Geologic and geophysical costs	3	$3	7
Impairments of exploratory area well costs and dry hole costs	—	1	24
Total exploration expenses	$87	$26	$67

Unproved leasehold property impairment, amortization and expiration for 2017 includes costs in excess of the accumulated amortization balance associated with certain leases in the Permian Basin that expired during the first quarter of 2017. These leases were renewed in second-quarter 2017.
Impairments of exploratory well costs and dry hole costs for 2015 include $24 million related to a non-core exploratory play where we no longer intend to continue exploration activities.
Unproved leasehold property impairments, amortization and expiration in 2015 include impairments of $26 million related to non-core exploratory areas where we no longer intend to continue exploration activities.